UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

INGREDION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center Westchester, Illinois	60154-5749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 551-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

(a) The information set forth under Item 5.03 of this report is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2022, the Board of Directors (the “Board”) of Ingredion Incorporated (the “Company”) adopted amendments to the Company’s bylaws as previously in effect (the “prior bylaws”) and a restatement of the bylaws as so amended (the “amended bylaws”), effective as of such date of adoption.

The amended bylaws effected the following amendments, among others, to the prior bylaws:

Article III, Sections 1 and 2 of the prior bylaws were amended to specify additional requirements regarding the conduct of in-person, virtual, and hybrid annual and special meetings of the Company’s stockholders, including the determination of business to be considered at any special meeting.

Article III, Section 3 of the prior bylaws was amended to specify that, in voting on the election of directors, “votes cast” shall include votes “for” and “against” and votes to withhold authority and shall exclude abstentions and broker non-votes.

Article III, Section 5 of the prior bylaws was amended to modify or add the provisions summarized below. The provisions of Article III, Section 5 of the prior bylaws set forth procedures for stockholders to nominate persons for election to the Board for consideration by stockholders at an annual meeting if the nomination is not to be included in the Company’s proxy statement, as well as procedures for stockholders to propose any other business for consideration at the annual meeting. Amendments to such provisions effected by the amended bylaws include, among others, amendments that:

•

further specify determination of the date by which the stockholder’s written notice of nomination of a director candidate (“proposed nominee”) or proposal of other business must be received by the Company to be timely under the amended bylaws;

•

specify additional information (including information about ownership of the Company’s securities and derivative instruments), representations, and undertakings to be included in or as part of such notice by or with respect to the party providing the notice (the “noticing party”), any proposed nominee, and their respective affiliates, associates, and representatives (including, in the case of nomination of a proposed nominee, a questionnaire providing information about the background and qualifications of such proposed nominee and a written representation and agreement to be completed by such proposed nominee with respect to the proposed nominee’s interests, relationships, and service as a director, if elected);

•

provide that the noticing party must represent that it intends to appear in person or by proxy at the meeting to nominate any proposed nominee or bring business before the meeting, and that, if the noticing party does not appear, the Company need not present such proposed nominee or proposed business for a vote at the meeting;

•	provide that the number of nominees a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting; and

•

provide that the Company shall disregard any proxies or votes solicited for the proposed nominees proposed by the noticing party if the noticing party or an associated person notifies the Company that it no longer intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, or if it fails to comply with specified provisions of Rule 14a-19 in connection with such a solicitation.

Article III, Section 7 of the prior bylaws was amended to provide that if a quorum is not present or represented at any meeting of stockholders, the chairperson of the meeting in addition to the stockholders entitled to vote at the meeting shall have the power to adjourn the meeting from time to time, and that a quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Article III, Section 9 of the prior bylaws was amended to provide that the Board may adopt such rules, regulations, and procedures for the conduct of any meeting of stockholders as it shall deem appropriate and that, subject to such rules, regulations, and procedures, the chairperson of any meeting may convene, recess, or adjourn the meeting, prescribe rules, regulations, and procedures for the proper conduct of the meeting, and make determinations relating to the meeting, including a determination that a matter or business was not properly brought before the meeting.

Article III of the prior bylaws was amended to add a new Section 11 that sets forth the procedures by which any meeting of stockholders may be adjourned or recessed and that govern related matters, including requirements relating to authorization of an adjournment or recess, the providing of notice with respect thereto, the fixing of a new record date for an adjourned meeting, as required, and the transaction of business at the adjourned or recessed meeting.

Article IV and Article V of the prior bylaws were amended to provide with respect to meetings of the Board and its committees, respectively, that such meetings may be held by videoconference and upon notice given later than the notice otherwise applicable if the person or persons calling the special meeting may deem such shorter notice necessary or appropriate in the circumstances.

The prior bylaws were amended to add a new Article XI that prescribes special requirements for meetings of the Board and its committees during any emergency, disaster, or catastrophe, as referred to in Section 110 of the General Corporation Law of the State of Delaware (the “DGCL”), or similar emergency condition (including a pandemic). Among such requirements, the presence or participation of at least one-third of the total number of directors determined in accordance with the Company’s certificate of incorporation shall constitute a quorum for the transaction of business by the Board, and the presence or participation of at least one-third of the members of any committee of the Board shall constitute a quorum for the transaction of business by such committee.

The prior bylaws were amended to add exclusive forum provisions pursuant to new Article XII, which provides that, unless a majority of the Board consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), to the fullest extent permitted by law, shall be the sole and exclusive forum for:

•	any derivative action or proceeding brought on behalf of the Company;

•	any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer, or other employee of the Company to the Company or the Company’s stockholders;

•

any action asserting a claim against the Company or any of its directors, officers, or other employees arising pursuant to any provision of the DGCL, the Company’s bylaws, or the Company’s certificate of incorporation;

•	any action asserting a claim against the Company or any of its directors, officers, or other employees governed by the internal affairs doctrine of the State of Delaware; and

•	any other action asserting an “internal corporate claim,” as defined in Section 115 of the DGCL.

Article XII further provides that, unless a majority of the Board consents to the selection of an alternative forum, the federal district courts of the United States, to the fullest extent permitted by law, shall be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended.

As described above, Article XII, like the other amendments to the prior bylaws, became effective upon adoption by the Board on September 22, 2022. In adopting Article XII, the Board resolved that the Company shall submit approval and ratification of Article XII to a vote of its stockholders at the Company’s annual meeting of stockholders to be held in 2023. Until such stockholder vote, Article XII will remain in effect.

The following description of the amendments to the prior bylaws is a summary only, does not purport to be complete and is qualified in all respects by reference to the text of the amended bylaws, which is filed as Exhibit 3.2 to this report and incorporated by reference in this Item 5.03.

Exhibit 3.2 to this report includes a marked copy of the prior bylaws that shows all amendments. Text that was added to the prior bylaws by the amendments is underlined and text that was deleted from the prior bylaws by the amendments is struck through.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are herewith furnished or filed as exhibits to this report:

Exhibit Number	Description

3.2	Amended and Restated By-Laws of Ingredion Incorporated (marked copy showing changes to prior By-Laws of Ingredion Incorporated; unmarked copy).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2022	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras
Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer